Rule 497(e)

File No. 333-191151

CALAMOS ETF TRUST

(the “Trust”)

Calamos Alternative Nasdaq® & Bond ETF

(the “Fund”)

Supplement dated April 25, 2025

to the Fund’s Prospectus and Statement of Additional Information dated December 2, 2024

This supplement updates certain information contained in the Fund’s prospectus and statement of additional information and should be attached to the prospectus and statement of additional information and retained for future reference.

Capitalized terms not defined herein have the same meaning as in the Fund’s prospectus and/or statement of additional information, as applicable.

Name Change

Effective May 2, 2025 (the “Effective Date”), the Fund’s name will be changed to Calamos Nasdaq® Equity & Income ETF. Accordingly, each reference to “Calamos Alternative Nasdaq® & Bond ETF” in the Fund’s prospectus and statement of additional information will be replaced with “Calamos Nasdaq® Equity & Income ETF.”

As of the Effective Date, the following sentence will be added at the end of the first paragraph on page 3 of the Fund’s statement of additional information:

Prior to May 2, 2025, Calamos Nasdaq® Equity & Income ETF was named “Calamos Alternative Nasdaq® & Bond ETF.”

Changes to Fees and Expenses

All of the changes below are made as of the Effective Date.

The “Fees and Expenses of the Fund” section on page 1 of the Fund’s prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund ("Fund Shares"). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments):1

Management Fees[2]	0.74%
Distribution and/or Service Fees (12b-1)	0.00%
Other Expenses[3]	0.00%
Acquired Fund Fees and Expenses[4]	0.15%
Total Annual Fund Operating Expenses[5]	0.89%

1  Expense information has been restated to reflect current fees and expenses.

2 “Management Fees” has been restated to reflect the reduction of contractual management fees effective May 2, 2025.

3  "Other Expenses" is an estimate based on the expenses the Fund expects to incur for the current fiscal year.

4  "Acquired Fund Fees and Expenses" include certain expenses incurred in connection with the Fund's investment in closed-end funds, exchange-traded funds ("ETFs"), other investment companies, and business development companies ("BDCs"). “Acquired Fund Fees and Expenses” has been restated and are based on acquired fund fees and expenses as of April 15, 2025.

5  The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund's financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

The “Expense” section on page 1 of the Fund’s prospectus is deleted in its entirety and replaced with the following:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, whether you sell or hold your Fund Shares, would be:

You would pay the following expenses whether you sell or hold your Fund Shares at the end of the period:

One Year	Three Years	Five Years	Ten Years
$91	$284	$493	$1,096

The table on page 20 of the Fund’s prospectus is deleted in its entirety and replaced with the following:

ETF	FEES
Calamos Nasdaq® Equity & Income ETF	0.74%

The second paragraph under the heading “INVESTMENT ADVISORY SERVICES” and the sub-heading “Investment Adviser” on page 36 of the Fund’s statement of additional information is deleted in its entirety and replaced with the following:

The Fund pays Calamos Advisors a fee based on its average daily net assets that is accrued daily and paid on a monthly basis. The Fund pays a fee on its average daily net assets at the annual rate of 0.74% on average daily net assets. Prior to May 2, 2025, the Fund paid a fee on its average daily net assets at the annual rate of 0.77% on average daily net assets. During the fiscal period of February 13, 2024 (inception of the Fund) through July 31, 2024, the Fund paid total advisory fees to Calamos Advisors of $4,546.